Exhibit 10.9.3

E & J ENTERPRISES
Truck Lease Agreement

Dated this 1st day of August, 2002

THIS AGREEMENT is made between E & J ENTERPRISES, whose address is 7511 Whitepine Road, Richmond, Virginia 23237, hereinafter called the OWNER, and OLD DOMINION FREIGHT LINE INC., whose address is 500 Old Dominion Way, Thomasville, North Carolina 27360, hereinafter called the LESSEE.

1.    PROPERTY COVERED AND TERM:

A.    OWNER does hereby lease to LESSEE and LESSEE leases from OWNER the vehicle(s) described in “Schedule A” attached hereto and made a part hereof. The Lease Agreement shall become effective with respect to each vehicle on the “delivery date” for that specific vehicle as set forth in “Schedule A”, and shall continue with respect to each said vehicle until terminated as hereinafter provided.

B.    Upon expiration of the term of lease as specified on “Schedule A”, this Lease shall automatically be extended on a month-to-month basis until terminated by either party with sixty (60) days written notice.

C.      It is expressly understood and agreed that this is a contract of leasing ONLY and that LESSEE has by these presents acquired no right, title, or interest in or to the property described in this Lease Agreement.

2.    LESSEE AGREES:

A.    To lease the vehicle(s) described in this Lease Agreement and to pay OWNER all rental and other charges provided herein within seven (7) days of mailing of invoice for the same to LESSEE. Past due accounts shall be subject to interest charges at two percent (2%) per month. Payments shall be mailed to:

E & J Enterprises
P.O. Box 730
Chesterfield, Virginia 23832

B.    LESSEE, at its own expense, shall furnish all maintenance and repairs required to keep the leased vehicle(s) in good operating condition, including but not limited to, oil and oil change, lubrication, replacement parts, required inspections, antifreeze and washing. LESSEE, at its own expense, shall maintain and, when necessary, replace tires on the vehicle(s). Any replacement tires shall become the property of OWNER immediately upon their attachment to the vehicle(s). Upon termination or cancellation, LESSEE shall return each leased vehicle to OWNER with tires having no less than 50% tread and brakes having no less than 50% lining.

C.    LESSEE shall not (except as required by Section 2 hereof) make any substantial changes in or improvement to the leased vehicle(s) without the advance written consent of the OWNER. Any improvements or additions applied to the vehicle(s) shall at once become and remain the property of the OWNER, at no cost to OWNER. LESSEE shall notify OWNER promptly of any major repairs that appear necessary and LESSEE shall proceed, at its own cost, in accordance with OWNER’S instructions pertaining to such major repairs.

D.    LESSEE shall, at all times, be responsible for all damages to the leased vehicle(s).

E.    If, in the opinion of OWNER, LESSEE shall fail to perform any of the repairs, maintenance or replacements required by the foregoing subparagraphs, OWNER may (without prejudice to any of its rights or remedies under this Lease Agreement) give LESSEE written notice to perform such repairs, maintenance or replacements and should LESSEE fail, within ten days from the date of such notice, to comply with the requirements therein set forth, OWNER may cause such leased vehicle(s) to be restored to the required good working order and condition. LESSEE hereby agrees promptly to reimburse OWNER for all expense incurred by OWNER under this subparagraph E.

3.    LIABILITY INSURANCE:

A.    LESSEE, at it’s cost, shall maintain at all times standard public liability and property damage insurance (hereafter “Liability Insurance”) on the Vehicles, written by a company satisfactory to OWNER, covering both OWNER and LESSEE as insured for the ownership, maintenance, use and operation of the Vehicles, in the following limits: Bodily Injury and Property Damage, $1,000,000.00 Combined Single Limit. Such policy shall provide that coverage cannot be cancelled or materially altered without thirty (30) days prior written notice to OWNER. The LESSEE shall furnish to the OWNER, prior to delivery of a Vehicle to LESSEE, certificates to evidence compliance with this subparagraph (A), and certificates evidencing renewal at least ten (10) days prior to an expiration date.

B.    If LESSEE fails to procure and maintain liability insurance, or fails to furnish OWNER the required evidence of insurance, OWNER, without prejudice to any other remedy it may have, is authorized, but not obligated, to procure such liability insurance, and LESSEE shall pay OWNER, as additional rental, the amount of all premiums paid by OWNER.

C.    To the extent not covered by insurance, LESSEE hereby releases OWNER from, and will indemnify, defend and hold OWNER harmless from and against, any claims or causes of action for death or injury to persons or loss of or damage to property arising out of or caused by the ownership, maintenance, use, or operation of any Vehicle.

D.    LESSEE hereby releases, and will indemnify, defend and hold OWNER harmless, from all claims for death or injury to LESSEE, LESSEE’S employees, drivers, passengers or agents, or for damage to their property, arising out of the ownership, maintenance, use or operation of any Vehicle.

E.    OWNER does not, by reason of being named as an additional insured under public liability and property damage insurance obtained by LESSEE, incur any liability or responsibility for or assume any dominion or control over the use and operation of Vehicles.

4.    PHYSICAL DAMAGE INSURANCE:

The LESSEE shall pay for loss or damage to any Vehicle subject to the following:

A.    LESSEE will pay OWNER for all loss or damage to any Vehicle, including damages from collision or upset, fire, theft, lightning, windstorm, hail earthquake or explosion, and related expenses arising from any cause.

B.    In the event of the total loss or theft of a Vehicle, LESSEE shall pay to OWNER the depreciated Schedule A value of the Vehicle plus the unamortized portion of any licenses and/or taxes attributable to such Vehicle. In any event LESSEE shall continue to pay OWNER the fixed weekly/monthly charge until such time as OWNER receives payment for the lost or damaged vehicle.

C.    LESSEE will furnish OWNER with a policy of insurance acceptable to OWNER, naming the OWNER as a named insured and loss payee, having a deductible amount not to exceed the amount specified on Schedule(s) A, and providing that it will not be cancelled or materially altered without thirty (30) days written notice to OWNER. LESSEE will furnish to OWNER a copy of such policy, or a certificate evidencing renewal at least ten (10) days before any expiration date. If LESSEE fails to provide such insurance OWNER may obtain such insurance and LESSEE will reimburse OWNER for the cost upon receipt of an invoice. As an option to purchasing physical damage insurance, LESSEE may self-insure.

D.    LESSEE agrees to reimburse OWNER for any and all damages sustained by reason of the operation of the Vehicles, during periods of strike, riot or civil commotion, if such damage is not caused by employees of OWNER. LESSEE agrees that its employees, agents and servants will render all possible cooperation to assist OWNER in safeguarding the Vehicles and, at OWNER’S option, in collecting such damages from third parties.

E.    LESSEE agrees to reimburse OWNER in full for all damages resulting from the loss of tools, extinguishers, and other equipment furnished by OWNER.

5.    NOTICE OF ACCIDENT:

LESSEE agrees to notify OWNER immediately upon the happening of any accident, theft or other occurrence resulting in damage to or otherwise involving the use of a Vehicle by the speediest means of communication available and to cause the driver to make a detailed report in person at OWNER’S office as soon as practicable and to render all other assistance to OWNER and the insurer that is requested by either of them in investigation, defense or prosecution of claims or suits.

6.    CARGO INSURANCE:

LESSEE does hereby release, and covenants and agrees to indemnify, defend and hold harmless OWNER, from liability for loss or damage to any goods, cargo or other property of LESSEE or in its custody or control, in or carried on any Vehicle whether such loss or damage occurs in OWNER’S facility or elsewhere. LESSEE shall, at its sole expense, include OWNER as a named insured in any and all cargo or transportation or floater insurance policies covering LESSEE with respect to any loss or damage to such goods or property and will maintain on file with OWNER at all times a certificate showing that such insurance is in effect. LESSEE waives any legal right of recovery against OWNER for any such loss and damage.

7.    IT IS MUTUALLY AGREED:

A.    Taxes, licenses, and permits shall be filed for and paid by the party so designated on “Schedule A.” Any taxes, licenses or permits not specifically provided for on “Schedule A” shall be filed and paid for by LESSEE.

B.    Motor fuel tax returns will be prepared by LESSEE from its own records and those furnished by OWNER, unless designated otherwise on “Schedule A.” IF prepared by OWNER, LESSEE will provide OWNER with all trip records, fuel tickets or invoices, and other records or documents relating to the use of the leased vehicle(s) as may be necessary for the preparation of the fuel tax returns. All taxes due will be paid by LESSEE. LESSEE will bear the responsibility for any additional charge, assessment, tax, penalty, or loss of credit as a result of untimely or improper furnishing of such documents or information by the LESSEE.

C.    LESSEE assumes and agrees to pay when due all taxes and governmental charges not specified above made or assessed upon or with respect to the leased vehicle(s) including, but not limited to, fines, tolls, property taxes, license, excise, use or sales taxes, vehicle or motor carrier fees or taxes, and fees or taxes on account of or measured by the rentals payable hereunder, together with any interest or penalty charges related to any of the foregoing. Should OWNER be required itself to pay any taxes or charges of the nature above referred to, OWNER shall invoice LESSEE in such amount which LESSEE shall pay forthwith. In event of LESSEE’S failure to pay promptly such invoice, OWNER may exercise the same remedies as are provided for default in payment of rent under this Lease Agreement.

D.    That the OWNER shall incur no liability to the LESSEE for failure to supply any vehicle, other item or service required by the terms of this Lease Agreement if prevented by war, riots, fires, labor disputes, accidents or other causes beyond it control.

E.    That the number of pounds specified under manufacturer’s recommended maximum GVW and/or GCW on “Schedule A” shall not be exceeded.

F.    That the acceptance of a vehicle in service constitutes an acknowledgement that the Vehicle complies with LESSEE’S specifications; any structural alteration, special equipment, repainting or material alteration in painting, lettering or art work thereafter required by LESSEE shall be made at LESSEE’S expense. If subsequent to the date of execution of the Lease by OWNER any federal, state, or local law, ordinance, or regulation shall require the installation of any additional equipment, specifically including but not limited to anti-pollution or safety devices, OWNER will either install such items or arrange for their installation, and LESSEE agrees to pay OWNER the full cost thereof upon receipt of OWNER’S invoice.

G.    This Lease Agreement shall be binding on the parties hereto, their successors, legal representatives and assigns. LESSEE shall promptly notify OWNER in writing prior to all substantial changes in ownership or any material disposition of the assets of LESSEE’S business. LESSEE shall not have the right to sub-lease the vehicle(s) leased hereunder nor to assign this Lease Agreement or any interest therein without the prior written consent of OWNER.

H.    This Lease Agreement contains the entire agreement and understanding between the parties, and its terms shall not be construed as altered by any verbal agreement or informal writing nor by failure to insist upon performance or failure to exercise any right or privilege, but alteration or addition shall be accomplished only by written endorsement or amendment hereto duly executed by both parties.

I.    Any notice required or permitted by this Lease Agreement shall be sent certified mail addressed to OWNER and LESSEE at the addresses set forth below or at such addresses as may hereafter be specified by written notice given in accordance herewith:

OWNER:	E & J ENTERPRISES
7511 Whitepine Road
Richmond, Virginia 23237

ATTENTION:	John R. Congdon

LESSEE:	OLD DOMINION FREIGHT LINE, INC.
500 Old Dominion Way
Thomasville, North Carolina 27360

ATTENTION:	David Congdon, President

J.    LESSEE shall be liable to OWNER for all costs and expenses including reasonable attorney’s fees incurred in collecting payments due or to become due from LESSEE or in enforcing any rights of OWNER pursuant to this Lease Agreement.

K.    This Lease is declared to be a Virginia contract, and all of its terms shall be construed according to the laws of the Commonwealth of Virginia. The parties further agree that they will submit to the jurisdiction of the General District Court or the Circuit Court of Chesterfield County, Virginia to resolve any disputes or disagreements arising from this Agreement.

4

L.    LESSEE shall furnish OWNER with an annual financial statement throughout the lease term.

8.    CANCELLATION AND TERMINATION:

A.    Either OWNER or LESSEE (LESSEE not being in default hereunder) may cancel this Lease Agreement at any time by giving to the other party sixty (60) days prior written notice of intent to do so. In such event, LESSEE (LESSEE not being in default) shall not be obligated to purchase the vehicles, but shall, unless purchased, return them to OWNER at such locations as may be designated by OWNER, de-identified and in good condition as per the terms of this Lease.

B.
This Lease Agreement may also be canceled in part by either party by specifying certain vehicles to be eliminated under the same terms and conditions as outlined in paragraph 8A above, but in such event the Lease Agreement will continue in effect as to all other vehicles.

C.    Upon expiration or termination of the Lease Agreement, LESSEE shall, unless purchase is required hereunder, promptly (1) return the leased vehicle(s) to the OWNER road worthy, complete, and in good order and condition, reasonable wear and tear alone excepted, and (2) pay all transportation charges to OWNER’S requested locations for Vehicle return, and (3) pay the cost to remove any decals and/or artwork from the vehicle(s). Should the leased vehicle(s) so returned not be in the required good order and condition, OWNER shall serve written notice on LESSEE to make the required repairs, and in the event LESSEE fails to do so within 15 days after such notice, OWNER may at its option cause such repairs to be made, in which event LESSEE agrees promptly to reimburse OWNER for all expense so incurred by OWNER.

D.    Time is of the essence for this Lease Agreement and, in the event LESSEE breaches or is in default of any of its provisions, OWNER may immediately, without formal notice or demand, take possession of, retain and/or refuse to re-deliver the leased vehicle(s) to LESSEE until such breach or default is cured without any of such actions being deemed an act of cancellation and without prejudice to other remedies OWNER may have, and LESSEE shall continue to be liable for rent and other charges accruing during the period the leased vehicle(s) are retained by OWNER. If LESSEE’S breach or default shall continue for seven (7) days after written notice thereof shall have been mailed to LESSEE, OWNER may, at its election and irrespective of whether OWNER shall have elected to take possession of or retain the leased vehicle(s) as provided above, terminate this Lease Agreement immediately. In the event of such election to terminate, OWNER may, at its option, demand that LESSEE purchase the leased vehicle(s) and LESSEE shall promptly purchase the same for cash without prejudice to such other remedies as OWNER may have under this Lease Agreement or at law. The purchase price shall be the “Schedule A” value (i.e., the “Original Value” as specified on the “Schedule A” less a sum equal to the “Weekly Depreciation” as specified on the “Schedule A” multiplied by the number of weeks in service) plus any unexpired licenses and applicable taxes; however, the minimum purchase at any time shall not be less than twenty percent (20%) of the “Original Value” of each vehicle as set out in “Schedule A”. In addition, LESSEE agrees to pay OWNER on each vehicle to be purchased, an amount equal to the difference between the interest actually paid by OWNER to the bank or other institution which has financed the leased equipment, and the amount of interest which would have been paid by OWNER to the date of purchase by LESSEE, had interest on the loan for the vehicle been prorated equally over the term of the lease. In the event OWNER finances all of or any part of the equipment purchases through its own resources, it shall be deemed a financial institution as hereinbefore provided. LESSEE shall have no obligation or right to purchase any Vehicle as to which the term on Schedule A has expired.

E.    This Agreement shall terminate automatically at the election of OWNER and without notice to LESSEE if LESSEE shall (1) become insolvent, or (2) file a voluntary petition in bankruptcy, or (3) make an assignment for the benefit of creditors, or (4) be adjudicated a bankrupt, or (5) if a receiver be appointed for LESSEE’S business, or (6) make a material liquidation of assets. In the event of any such automatic termination, OWNER may, at its option, demand that LESSEE purchase the leased vehicle(s) leased hereunder and LESSEE shall promptly purchase the vehicle(s) for cash at the purchase price as computed in accordance with the provision of paragraph 8D hereof without prejudice to such other remedies as OWNER may have under this Lease Agreement or at law.

F.    In the event OWNER demands that LESSEE purchase the leased vehicle(s) in accordance with the terms of paragraph 8A, 8B, 8D or 8E hereof and LESSEE shall fail to pay the purchase price as herein provided, OWNER may either sell the leased vehicle(s) at public or private sale without notice to LESSEE, whereupon LESSEE shall be liable to OWNER for the difference between the purchase price as provided in paragraph 8D and the net amount realized at such sale, or OWNER may pursue such other remedies as it may have under this Lease Agreement or at law.

IN WITNESS WHEREOF, OWNER and LESSEE have caused this Lease to be executed by its properly authorized officer(s), and witnessed, as of the day and year first above written.

E & J ENTERPRISES		OLD DOMINION FREIGHT LINE, INC.
(OWNER)		(LESSEE)

By:	/s/ John R. Congdon, Sr.	By:	/s/ David S. Congdon

Title:	Partner	Title:	President

Date:	September 3, 2002	Date:	September 3, 2002

TRUCK LEASE AGREEMENT—SCHEDULE A
# F 02-1

Unit(s)	Date of Delivery	Term in Months	Vehicle Description Year, Make, Model, Serial Number	Original Value	Weekly Depreciation	Fixed Rate Per Month In Advance
481005	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300503
481012	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300510
481020	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300518
481021	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300519
481022	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300520
481026	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300524
481027	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300525
481028	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300526
481030	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300528
481033	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300531
481036	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300534
481041	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300539
481054	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300552
481058	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300556
481065	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300563
481069	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300567

Unit(s)	Date of Delivery	Term in Months	Vehicle Description Year, Make, Model, Serial Number	Original Value	Weekly Depreciation	Fixed Rate Per Month In Advance
481071	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300569
481075	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300573
481079	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300577
481089	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300587
481090	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300588
481098	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300596
481102	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300600
481106	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300604
481107	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300605
481110	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300608
481112	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300610
481115	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300613
481116	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300614
481122	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300620
481126	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300624
481131	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300629
481133	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300631

Unit(s)	Date of Delivery	Term in Months	Vehicle Description Year, Make, Model, Serial Number	Original Value	Weekly Depreciation	Fixed Rate Per Month In Advance
481135	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300633
481137	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300635
481143	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300641
481153	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300651
481162	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL300660
481173	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL3006671
481175	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL3006673
481178	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL3006676
481181	08/23/02	Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
			1JJV482YSL3006679
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00

Unit(s)	Date of Delivery	Term in Months	Vehicle Description Year, Make, Model, Serial Number	Original Value	Weekly Depreciation	Fixed Rate Per Month In Advance
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00

Unit(s)	Date of Delivery	Term in Months	Vehicle Description Year, Make, Model, Serial Number	Original Value	Weekly Depreciation	Fixed Rate Per Month In Advance
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00

Unit(s)	Date of Delivery	Term in Months	Vehicle Description Year, Make, Model, Serial Number	Original Value	Weekly Depreciation	Fixed Rate Per Month In Advance
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00

Unit(s)	Date of Delivery	Term in Months	Vehicle Description Year, Make, Model, Serial Number	Original Value	Weekly Depreciation	Fixed Rate Per Month In Advance
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00

Unit(s)	Date of Delivery	Term in Months	Vehicle Description Year, Make, Model, Serial Number	Original Value	Weekly Depreciation	Fixed Rate Per Month In Advance
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00

Unit(s)	Date of Delivery	Term in Months	Vehicle Description Year, Make, Model, Serial Number	Original Value	Weekly Depreciation	Fixed Rate Per Month In Advance
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00
		Monthly	1995 Wabash 48’ x 102” Dry Van	$6,900	$10.57	$204.00

DATE OF DELIVERY AND VEHICLE IDENTIFICATION NUMBERS WILL BE INSERTED AT THE TIME OF DELIVERY. BUT, FAILURE TO DO SO SHALL NOT INVALIDATE THIS LEASE.

1. LESSEE’S US DOT Number	090849	County Vehicles(s) Domiciled Various

2. Manufactures Recommended Max. GCW/GVW		80,000	Licensed Wt.	80,000

3. LESSEE’S Physical Damage Deductible		Self-Insured

4. Motor Fuel Tax Returns Will Be Prepared by	N/A

5. Amount Allowed for Original Painting/Lettering	None

6. Amount Allowed for Federal Highway Use Tax	N/A

7. Amount Allowed for License/Registration	LESSEE To Pay

8. Amount Allowed for Personal Property Tax	LESSEE To Pay

9. Amount Allowed for Permits	N/A

10. Amount Allowed for City/County License	LESSEE To Pay

EXECUTION OF THIS SCHEDULE CONSTITUTES AUTHORIZATION BY LESSEE TO OWNER TO ORDER AND/OR PURCHASE THE SCHEDULED VEHICLES(S) FOR LEASE TO LESSEE.

THIS SCHEDULE A IS HEREBY MADE A PART OF THE TRUCK LEASE AGREEMENT BETWEEN THE PARTIES
DATED:  August 1, 2002

E & J ENTERPRISES		OLD DOMINION FREIGHT LINE, INC.
(OWNER)		(LESSEE)

By:	/s/ JOHN R. CONGDON, SR.	By:	/s/ DAVID S. CONGDON
Title: Date:	Partner September 3, 2002	Title: Date:	President September 3, 2002